Exhibit 99.2
Slide 1 | © 2024 AeroVironment, Inc. Fourth Quarter Fiscal Year 2024 Earnings Presentation June 26, 2024

Slide 2 052620 | © 2024 AeroVironment, Inc. Safe Harbor Statement Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs; changes in the timing and/or amount of government spending, including due to continuing resolutions; adverse impacts of a U.S. government shutdown; our reliance on limited relationships to fund our development of HAPS UAS; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems;; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; our ability to respond and adapt to legal, regulatory and government budgetary changes, including those resulting from the impact of pandemics and similar outbreaks; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 052620 | © 2024 AeroVironment, Inc. Fourth Quarter Fiscal Year 2024 Key Messages Achieved record full fiscal year revenue of $717 million, an increase of 33% over prior year Record fourth-quarter revenue of $197 million, a 6% increase over Q4 FY23 Loitering Munition Systems segment led company growth by delivering nearly $200 million in fiscal year revenue FY25 fiscal year revenue guidance of $790 and $820 million reflects between 10-14% growth

Slide 4 052620 | © 2024 AeroVironment, Inc. Full Year Results Fiscal Year 2024 1 FY24 GAAP EPS was $2.18 per diluted share. Refer to Reconciliation of Non-GAAP Earnings Per Diluted Share on Appendix A 2.FY24 GAAP Net income was $59.7M. Refer to Adjusted EBITDA reconciliation on Appendix D. Slide 4 | © 2024 AeroVironment, Inc. Metric FY24 Year-Over-Year Change Notes Revenue $716.7 m +33% Overall increase driven by higher sales in UxS and LMS segments. GAAP Gross Margin $283.9 m +64% Increase driven by higher product gross margin as well as higher service gross margin. Adjusted EBITDA2 $127.8 m +42% Increase due to higher revenue and gross margin, partially offset by higher R&D and SG&A expenditures. Non-GAAP EPS (diluted)1 $2.99 +137% Increase due to higher revenue and gross margin, partially offset by higher R&D and SG&A expenditures. Funded Backlog $400.2 m -6% Healthy backlog due to increased demand for LMS products and continued interest in UxS products; slightly lower from FY23 due to order timing.

Slide 5 052620 | © 2024 AeroVironment, Inc. Fourth Quarter Results Fiscal Year 2024 1 Q4 GAAP EPS was $0.22 per diluted share. Refer to Reconciliation of Non-GAAP Earnings Per Diluted Share on Appendix A 2.Q4 GAAP Net income was $6.0M. Refer to Adjusted EBITDA reconciliation on Appendix D. Slide 5 | © 2024 AeroVironment, Inc. Metric Q4 FY24 Year-Over-Year Change Notes Revenue $197.0 m +6% Overall increase driven by higher product sales in UxS and LMS segments partially offset by a decrease in service revenue. GAAP Gross Margin $75.6 m +11% Increase driven by higher service margins partially offset by lower product gross margin. Adjusted EBITDA2 $22.1 m -52% Decrease due to higher R&D and SG&A expenditures, partially offset by higher gross margin. Non-GAAP EPS (diluted)1 $0.43 -57% Decrease due to higher R&D and SG&A expenditures, partially offset by higher gross margin. Q4’24 saw slightly higher revenue than Q4’23. Funded Backlog $400.2 m -6% Healthy backlog due to increased demand for LMS products and continued interest in UxS products; slightly lower from same quarter prior year due to order timing.

Slide 6 052620 | © 2024 AeroVironment, Inc. backlog of Slide 6 QUARTERLY REVENUE BY SEGMENT QUARTERLY REVENUE BY TYPE Revenue Mix by Segment and Type 76% 78% 81% 84% 84% 24% 22% 19% 16% 16% 37% 43% 42% 36% 38% 0% 10% 20% 30% 40% 50% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Gross Margin Percentage Quarterly Revenue Product Revenue Service Revenue GAAP Gross Margin Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 MW $21.4 $23.2 $17.8 $15.6 $19.5 LMS $42.5 $30.9 $30.2 $57.7 $73.8 UxS $122.2 $98.2 $132.8 $113.3 $103.7 $- $50.0 $100.0 $150.0 $200.0 $250.0 Revenue in millions MW LMS UxS $186.6 $152.3 $186.1 $180.8 Unmanned systems renamed to Uncrewed Systems (UxS) | UxS: Uncrewed Systems (includes Tomahawk) | LMS: Loitering Munitions Systems | MW: MacCready Works $197.0

Slide 7 052620 | © 2024 AeroVironment, Inc. Adjusted Profitability by Type and Non-GAAP EPS 47% 49% 47% 38% 41% 13% 28% 28% 40% 38% 39% 45% 43% 38% 40% 0% 10% 20% 30% 40% 50% 60% Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Q4 GAAP Product Margin of 39% and Service Margin of 34%. Refer to GAAP to NON-GAAP reconciliation on Appendix C. | 2 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. $0.99 $0.43 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q4 FY23 Q4 FY24 Slide 7 | © 2024 AeroVironment, Inc. NON-GAAP DILUTED EPS2 PERCENTAGE ADJUSTED GROSS MARGIN1

Slide 8 052620 | © 2024 AeroVironment, Inc. Updated Guidance: Fiscal 2025 Outlook AS OF 06/26/2024 FY24 RESULTS FY25 GUIDANCE EXPECTED % CHANGE (TO MIDPOINT) Revenue $717 million $790 million - $820 million 12% Net (Loss)/Income $60 million $74 million – $83 million4 --- Adjusted EBITDA $128 million2 $143 million–$153 million4 16% Earnings/(Loss) Per Share (diluted) $2.18 $2.61 – $2.92 --- Non-GAAP Earnings Per Share (diluted) $2.993 $3.18 – $3.49 1 12% 1 Refer to Reconciliation of Fiscal Year 2025 Non-GAAP Diluted Earnings Per Share Expectations on Appendix B. 2 Refer to Adjusted EBITDA Reconciliation on Appendix D. 3 Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share on Appendix F. 4 Refer to Reconciliation of Non-GAAP Fiscal Year 2025 Adjusted EBITDA Expectations on Appendix E. Expect R&D Expenses between 12%-13% of Revenues in FY25.

Slide 9 052620 | © 2024 AeroVironment, Inc. Visibility for FY25 $361.2 $29.9 $52.4 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Q4 FY24 (6/27/24) Q1 FY25 Q2 FY25 Q3 FY25 Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date 1 Based on midpoint of guidance range of $790-$820 million 2 Does not include new orders related to recently announced program wins such as the Low Altitude Stalking and Strike Ordnance or “LASSO” program, Organic Precision Fires-Light or “OPF-L” program, the Replicator Initiative and the Ukraine Aid Initiative expected to exceed $300 million Revenue Guidance Range: $790 to $820 million Company visibility supports revenue guidance range REVENUE (MILLIONS) 55% visibility 1,2

Slide 10 © 2024 AeroVironment, Inc. Financial Tables

Slide 11 | © 2024 AeroVironment, Inc. APPENDIX A – RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED) Three Months Ended Three Months Ended Year Ended Year Ended April 30, 2024 April 30, 2023 April 30, 2024 April 30, 2023 Earnings (loss) per diluted share $ 0.22 $ (6.31) $ 2.18 $ (7.04) Acquisition-related expenses 0.01 0.01 0.06 0.05 Amortization of acquired intangible assets and other purchase accounting adjustments 0.15 0.23 0.54 0.92 Equity method and equity securities investments activity, net 0.05 (0.06) 0.21 0.10 Goodwill impairment — 6.10 — 6.19 Accelerated intangible amortization — 1.02 — 1.04 Earnings per diluted share as adjusted (Non-GAAP) $ 0.43 $ 0.99 $ 2.99 $ 1.26

Slide 12 052620 | © 2024 AeroVironment, Inc. APPENDIX B – RECONCILIATION OF FISCAL YEAR 2025 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

Slide 13 052620 | © 2024 AeroVironment, Inc. APPENDIX C – GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

Slide 14 052620 | © 2024 AeroVironment, Inc. APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

Slide 15 052620 | © 2024 AeroVironment, Inc. APPENDIX E – RECONCILIATION OF NON-GAAP FISCAL YEAR 2025 ADJUSTED EBITDA EXPECTATIONS

Slide 16 052620 | © 2024 AeroVironment, Inc. APPENDIX F – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED) Fiscal Year Ended April 30, 2024 Earnings (loss) per diluted share $ 2.18 Acquisition-related expenses 0.06 Amortization of acquired intangible assets and other purchase accounting adjustments 0.54 Equity method and equity securities investments activity, net 0.21 Goodwill impairment — Accelerated intangible amortization — Earnings per diluted share as adjusted (Non-GAAP) $ 2.99